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                              COLUMBIA ACORN TRUST

                         Supplement dated March 1, 2004
                      to Prospectuses dated May 1, 2003 of
                               Columbia Acorn Fund
                          Columbia Acorn International
                               Columbia Acorn USA
                              Columbia Acorn Select
                       Columbia Acorn International Select
                            Columbia Thermostat Fund

                  (Replacing Supplement Dated January 16, 2004)

Effective immediately, the section entitled "Legal Proceedings Involving Affiliates" in the Funds' Prospectus is replaced in its entirety by the following:

LEGAL PROCEEDINGS. The Securities and Exchange Commission (the "SEC"), the New York Attorney General ("NYAG") and various other regulatory authorities are investigating late trading and market timing in mutual fund shares, and have sent information requests and subpoenas to certain affiliates of Columbia Management Group, Inc. (collectively, "Columbia"). These affiliates include Columbia Funds Distributor, Inc. ("CFDI"), the distributor of the Funds' shares, Columbia Wanger Asset Management, L.P. ("WAM"), the Funds' adviser, and Columbia Management Advisors, Inc. ("CMA"). CMA is the adviser to the Columbia Family of Funds but not to the Columbia Acorn Family of Funds. Columbia has informed the Funds that it has not uncovered any instances where Columbia entities were knowingly involved in late trading of mutual fund shares. Information relating to informal arrangements for trading fund shares has been supplied by Columbia to the NYAG and to the SEC and other regulatory authorities. To the extent that any fund whose shares were involved in those trading activities was harmed by them, Columbia has undertaken to reimburse the fund.

On February 24, 2004, the SEC filed a civil complaint in the United States District Court for the District of Massachusetts against CFDI and CMA, alleging that they have violated certain provisions of the federal securities laws. Also on February 24, 2004, the NYAG filed a civil complaint in New York Supreme Court, County of New York against CFDI and CMA alleging that CFDI and CMA violated certain New York anti-fraud statutes. Both complaints are based on arrangements between 1998 and 2003 with nine investors for the trading of mutual fund shares. In their respective complaints, the NYAG and the SEC are seeking disgorgement of profits, restitution, monetary penalties and permanent injunctions, including, in the case of the SEC, a permanent injunction from serving or acting as investment adviser or distributor of any registered fund. Neither complaint was filed against WAM nor the Columbia Acorn Family of Funds. However, the complaints against CFDI and CMA identified Columbia Acorn Fund, Columbia Acorn International and Columbia Acorn International Select as funds in which one or more of the nine investors invested.

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CFDI and CMA are engaged in discussions with the SEC staff in an effort to reach a satisfactory resolution of these matters. As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or other consequences for the Funds.